                                                                     Exhibit 4.1


                        [FRONT OF STOCK CERTIFICATE]

                           THERMEDICS DETECTION INC.

TDX
COMMON STOCK PAR    Incorporated under the laws of the   COMMON STOCK
PAR VALUE $.10             State of Delaware             CUSIP ___________
                                                         SEE REVERSE SIDE
                                                         FOR CERTAIN DEFINITIONS

This certifies that


is the owner of


 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.10 PAR VALUE, OF
                           THERMEDICS DETECTION INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The Certificate and the shares represented hereby are issued under and shall be subject to the laws of the State of Delaware and all the provision of the Certificate of Incorporation and the By-Laws of the Corporation, and all the amendments from time to time made thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:



                        [  THERMEDICS DETECTION INC.  ]
                         [       Corporate Seal      ]



Secretary                                 President and Chief Executive Officer

                          [BACK OF STOCK CERTIFICATE]

                           THERMEDICS DETECTION INC.

        This Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof, and the qualifications, limitation or restrictions of such preferences and/or rights. Any such requests may be addressed to the Secretary of the Corporation.

        The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -   as tenants in common

TEN ENT  -   as tenants by the entities

JT TEN   -   as joint tenants with right of
             survivorship and not as
             tenants in common


UNIF GIFT MIN ACT - __________ Custodian ___________
                      (Cust)                (Minor)
                    under Uniform Gifts to Minors

                    Act __________________________
                                 (State)


    Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________________________________________________

_____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)

_____________________________________________________________________________

_________________________________________________________ Shares of the Stock

represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________________________________

_____________________________________________________________________________
Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated _______________________________   _________________________________
                                                    Signature



                                       ___________________________________
                                       THE SIGNATURES TO THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE CERTIFICATE
                                       IN EVERY PARTICULAR WITHOUT
                                       ALTERATION OR ENLARGEMENT OR ANY
                                       CHANGE WHATSOEVER.